Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of KalVista Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended January 31, 2022 (the “Report”), I, T. Andrew Crockett, as Chief Executive Officer of the Company, and Benjamin L. Palleiko, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 10, 2022	/s/ T. Andrew Crockett
T. Andrew Crockett
Chief Executive Officer
(Principal Executive Officer)

Date: March 10, 2022	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)